CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - ARS ($) $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income (loss) for the year	$ (145,304)	$ 1,359,230	$ (715,266)
Items that may be reclassified to profit or loss
Currency translation adjustments (no effect on Income Tax)	85,195	(300,646)	209,535
DFI effects classified as hedges		(7,778)	3,761
Gains of investments at fair value	8,333
Income Tax effects	(2,997)	2,403	(1,037)
Items that will not be reclassified to profit or loss
Actuarial results	(4,897)	(37)	(1,204)
Income Tax effects	1,714	13	421
Other comprehensive income (loss), net of tax	87,348	(306,045)	211,476
Total comprehensive income (loss) for the year	(57,956)	1,053,185	(503,790)
Attributable to:
Controlling Company	(101,212)	1,117,261	(592,845)
Non-controlling interest	$ 43,256	$ (64,076)	$ 89,055